UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015

CrossAmerica Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed by CrossAmerica Partners LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) on February 20, 2015 (the “Original Filing”) in connection with the Partnership’s purchase of all of the outstanding capital stock of Erickson Oil Products, Inc. (“Erickson”) and certain related assets for an aggregate cash purchase price of $85 million, subject to certain post-closing adjustments. The transactions resulted in the acquisition of a total of 64 convenience store sites located in Minnesota, Michigan, Wisconsin and South Dakota, by subsidiaries of the Partnership.

The Original Filing is being amended and supplemented by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. This information was not included in the Original Filing. No other amendments to the Original Filing are being made by this Amendment.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Erickson, including the consolidated balance sheets as of September 30, 2014 and 2013, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended September 30, 2014 and 2013, and the related notes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited interim condensed consolidated financial statements of Erickson, including the condensed consolidated balance sheets as of December 31, 2014 and September 30, 2014, and the related condensed consolidated statements of operations and cash flows for the three months ended December 31, 2014 and 2013, and the related notes thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Partnership giving effect to the acquisition of Erickson, including the pro forma condensed consolidated balance sheet as of December 31, 2014, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2014, and the related notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Redpath and Company, Ltd, Independent Auditors.

99.1	Audited consolidated financial statements of Erickson Oil Products, Inc. and Subsidiaries, including the consolidated balance sheets as of September 30, 2014 and 2013, and the related consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended September 30, 2014 and 2013, and the related notes thereto.

99.2	Unaudited interim condensed consolidated financial statements of Erickson Oil Products, Inc. and Subsidiaries, including the condensed consolidated balance sheets as of December 31, 2014 and September 30, 2014, and the related condensed consolidated statements of operations and cash flows for the three months ended December 31, 2014 and 2013, and the related notes thereto.

99.3	Unaudited pro forma condensed consolidated financial information of CrossAmerica Partners LP giving effect to the acquisition of Erickson Oil Products, Inc. and Subsidiaries including the pro forma condensed consolidated balance sheet as of December 31, 2014, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2014, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CrossAmerica Partners LP

By:	CrossAmerica GP LLC
its general partner

Dated: April 28, 2015

By:	/s/Clayton E. Killinger
Clayton E. Killinger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Redpath and Company, Ltd, Independent Auditors.

99.1	Audited consolidated financial statements of Erickson Oil Products, Inc. and Subsidiaries, including the consolidated balance sheets as of September 30, 2014 and 2013, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the fiscal years ended September 30, 2014 and 2013, and the related notes thereto.

99.2	Unaudited interim condensed consolidated financial statements of Erickson Oil Products, Inc. and Subsidiaries, including the condensed consolidated balance sheets as of December 31, 2014 and September 30, 2014, and the related condensed consolidated statements of operations and cash flows for the three months ended December 31, 2014 and 2013, and the related notes thereto.

99.3	Unaudited pro forma condensed consolidated financial information of CrossAmerica Partners LP giving effect to the acquisition of Erickson Oil Products, Inc. and Subsidiaries, including the pro forma condensed consolidated balance sheet as of December 31, 2014, and the related pro forma condensed consolidated statement of operations for the year ended December 31, 2014, and the related notes thereto.

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